Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

THIRD QUARTER 2010

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

	GAAP	Acquisition- Related Costs (1)	Restructuring Costs (2)	Certain Other Items (3)	Adjustment Subtotal		Non-GAAP

Sales	$11,125				$—		$11,125
Materials and production	4,191	1,351	44		1,395		2,796
Marketing and administrative	3,192	64	130		194		2,998
Research and development	2,322	189	163		352		1,970
Restructuring costs	50		50		50		—
Equity income from affiliates	(236)				—		(236)
Other (income) expense, net	1,108			950	950		158
Income Before Taxes	498	(1,604)	(387)	(950)	(2,941)		3,439
Taxes on Income	126				(638	) (4)	764
Net Income	372				(2,303)		2,675
Less: Net Income Attributable to Noncontrolling Interests	30				—		30
Net Income Attributable to Merck & Co., Inc.	$342				$(2,303)		$2,645
Earnings per Common Share Assuming Dilution	$0.11						$0.85 (5)

Average Shares Outstanding Assuming Dilution	3,102						3,102
Tax Rate	25.3%						22.2%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance. This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1)	Amounts included in materials and production costs reflect expenses for the amortization of intangible assets and the amortization of purchase accounting adjustments to inventories recognized as a result of the merger. Amounts included in marketing and administrative expenses reflect transaction and integration costs associated with mergers and acquisitions. Amounts included in research and development expense represent in-process research and development (“IPR&D”) impairment charges.
(2)	Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be sold or closed related to actions under the company’s formal restructuring programs.
(3)	Included in other (income) expense, net is a $950 million legal reserve.
(4)	Includes a $380 million tax benefit from changes in a foreign entity’s tax rate, as well as the estimated tax impact on the reconciling items.
(5)	The company calculates earnings per share pursuant to the two-class method which requires the allocation of net income between common shareholders and participating security holders. Net income attributable to Merck & Co., Inc. common shareholders used to calculate non-GAAP earnings per common share assuming dilution was $2,635 million for the third quarter of 2010.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

NINE MONTHS ENDED SEPTEMBER 30, 2010

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

	GAAP	Acquisition- Related Costs (1)	Restructuring Costs (2)	Certain Other Items (3)	Adjustment Subtotal		Non-GAAP

Sales	$33,893				$—		$33,893
Materials and production	13,956	5,360	325		5,685		8,271
Marketing and administrative	9,589	219	130		349		9,240
Research and development	6,552	216	313		529		6,023
Restructuring costs	864		864		864		—
Equity income from affiliates	(417)				—		(417)
Other (income) expense, net	995	17		507	524		471
Income Before Taxes	2,354	(5,812)	(1,632)	(507)	(7,951)		10,305
Taxes on Income	872				(1,384	) (4)	2,256
Net Income	1,482				(6,567)		8,049
Less: Net Income Attributable to Noncontrolling Interests	89				—		89
Net Income Attributable to Merck & Co., Inc.	$1,393				$(6,567)		$7,960
Earnings per Common Share Assuming Dilution	$0.44						$2.54 (5)

Average Shares Outstanding Assuming Dilution	3,123						3,123
Tax Rate	37.1%						21.9%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance. This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1)	Amounts included in materials and production costs reflect expenses for the amortization of intangible assets and the amortization of purchase accounting adjustments to inventories recognized as a result of the merger. Amounts included in marketing and administrative expenses and other (income) expense, net reflect transaction and integration costs associated with mergers and acquisitions. Amounts included in research and development expenses represent in-process research and development (“IPR&D”) impairment charges.
(2)	Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be sold or closed related to actions under the company’s formal restructuring programs.
(3)	Included in other (income) expense, net is a $950 million legal reserve and $443 million of income recognized upon AstraZeneca’s asset option exercise.
(4)	Includes a $380 million tax benefit from changes in a foreign entity’s tax rate, a charge of $147 million associated with a change in tax law enacted as part of U.S. health care reform legislation, as well as the estimated tax impact on the reconciling items.
(5)	The company calculates earnings per share pursuant to the two-class method which requires the allocation of net income between common shareholders and participating security holders. Net income attributable to Merck & Co., Inc. common shareholders used to calculate non-GAAP earnings per common share assuming dilution was $7,927 million for the nine months ended September 30, 2010.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

THIRD QUARTER 2011

(AMOUNTS IN MILLIONS)

Table 3a

	Global			U.S.			International
	3Q11	3Q10	% Change	3Q11	3Q10	% Change	3Q11	3Q10	% Change
TOTAL SALES (1)	$12,022	$11,125	8	$5,345	$5,139	4	$6,677	$5,985	12

PHARMACEUTICAL (2)	10,354	9,523	9	4,515	4,265	6	5,839	5,258	11

Cardiovascular
Zetia	614	571	8	306	310	-1	308	261	18
Vytorin	469	485	-3	213	263	-19	256	222	15
Integrilin	53	63	-16	47	57	-17	5	6	-7

Diabetes & Obesity
Januvia	846	600	41	473	405	17	373	195	91
Janumet	350	247	42	183	151	21	167	97	73

Diversified Brands
Cozaar / Hyzaar	404	423	-4	36	37	-2	368	386	-5
Zocor	110	114	-3	7	11	-30	103	103
Propecia	112	109	2	33	37	-10	78	72	8
Claritin Rx	55	53	3				55	53	3
Remeron	65	50	29	1	2	-27	63	49	31
Vasotec / Vaseretic	57	69	-18				57	69	-18
Proscar	58	58		1	2	-23	56	56	1

Infectious Disease
Isentress	343	278	23	168	149	12	175	129	36
PegIntron	163	168	-3	19	12	60	144	157	-8
Cancidas	150	135	11	14	15	-7	136	120	14
Primaxin	124	135	-8	21	27	-25	103	108	-4
Invanz	107	91	17	55	48	13	52	43	22
Avelox	59	59	1	49	54	-9	10	5	*
Noxafil	61	52	17	17	15	12	44	37	19
Crixivan / Stocrin	56	49	16	1	2	-37	55	47	18
Rebetol	38	55	-32		1	*	38	54	-31
Victrelis	31		*	21		*	10		*

Neurosciences & Ophthalmology
Maxalt	156	133	17	105	95	10	51	38	34
Cosopt / Trusopt	124	114	9	4	5	-20	121	110	10

Oncology
Temodar	223	254	-12	100	98	2	123	156	-21
Emend	98	91	8	60	60		38	31	24
Intron A	47	50	-6	23	26	-12	24	24	1

Respiratory & Immunology
Singulair	1,336	1,215	10	901	823	10	435	393	11
Remicade	561	661	-15				561	661	-15
Nasonex	266	259	3	135	142	-4	130	118	11
Clarinex	128	131	-2	46	47	-1	82	84	-3
Arcoxia	108	94	15				108	94	15
Simponi	74	27	*				74	27	*
Asmanex	42	48	-12	38	45	-16	4	3	61
Proventil	38	43	-12	35	41	-13	2	2	-1
Dulera	22	2	*	22	2	*

Vaccines
Gardasil	445	316	41	330	247	34	115	70	66
ProQuad, M-M-R II and Varivax	391	434	-10	369	414	-11	22	21	6
RotaTeq	184	119	55	133	99	35	51	20	*
Pneumovax	133	110	21	107	92	17	26	18	43
Zostavax	108	23	*	105	23	*	4		*

Women’s Health & Endocrine
Fosamax	215	220	-2	10	21	-53	205	198	3
NuvaRing	159	134	18	90	84	7	68	50	38
Follistim AQ	129	119	8	45	43	5	84	76	10
Implanon	80	64	25	34	24	41	45	39	16
Cerazette	74	56	32				74	56	32

Other Pharmaceutical (3)	888	942	-6	155	239	-35	734	703	4

ANIMAL HEALTH	826	687	20	194	154	26	631	533	18

CONSUMER CARE (2)	421	409	3	265	263	1	156	146	7
Claritin OTC	118	120	-2	79	87	-9	39	33	19

Other Revenues (4)	421	506	-17	370	458	-19	50	48	4
Astra	299	345	-13	299	345	-13

(1)	Only select products are shown.
(2)

In the first quarter of 2011, Merck changed the reporting for certain over-the-counter products. Sales of these products outside the United States were previously recorded in the Pharmaceutical business, and are now reported in the Consumer Care business. Prior period amounts have been recast on a comparative basis.

(3)

Includes Pharmaceutical products not individually shown above. Other Vaccine sales included in Other Pharmaceutical were $100 million and $94 million on a global basis for third quarter 2011 and 2010 respectively.

(4)	Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.
*	100% or over

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

SEPTEMBER YEAR-TO-DATE 2011

(AMOUNTS IN MILLIONS)

Table 3b

	Global			U.S.			International
	Sep YTD 2011	Sep YTD 2010	% Change	Sep YTD 2011	Sep YTD 2010	% Change	Sep YTD 2011	Sep YTD 2010	% Change
TOTAL SALES (1)	$35,753	$33,893	5	$15,199	$15,001	1	$20,554	$18,892	9

PHARMACEUTICAL (2)	30,534	28,826	6	12,511	12,364	1	18,023	16,462	9

Cardiovascular
Zetia	1,788	1,668	7	896	898		892	770	16
Vytorin	1,407	1,452	-3	675	781	-14	733	671	9
Integrilin	172	203	-15	158	188	-16	15	15	-1

Diabetes & Obesity
Januvia	2,364	1,710	38	1,322	1,138	16	1,042	572	82
Janumet	977	666	47	518	412	26	458	255	80

Diversified Brands
Cozaar / Hyzaar	1,236	1,690	-27	87	391	-78	1,149	1,298	-12
Zocor	345	347	-1	24	30	-18	320	318	1
Propecia	330	322	2	98	109	-10	232	213	9
Claritin Rx	240	210	15				240	210	15
Remeron	181	160	13	5	5	-8	176	155	14
Vasotec / Vaseretic	173	191	-10				173	191	-10
Proscar	171	172	-1	4	5	-24	167	167

Infectious Disease
Isentress	972	777	25	488	391	25	484	386	25
PegIntron	482	539	-11	46	63	-27	436	477	-8
Cancidas	476	437	9	32	44	-27	443	393	13
Primaxin	397	452	-12	72	95	-24	324	357	-9
Invanz	296	249	19	150	130	16	146	119	23
Avelox	227	224	1	201	210	-4	25	14	82
Noxafil	171	150	14	44	42	6	127	109	17
Crixivan / Stocrin	151	148	2	4	6	-33	147	142	3
Rebetol	138	166	-17	1	1	-24	137	165	-17
Victrelis	53		*	39		*	14		*

Neurosciences & Ophthalmology
Maxalt	460	401	15	319	271	18	141	130	9
Cosopt / Trusopt	360	353	2	12	15	-16	348	338	3

Oncology
Temodar	704	799	-12	298	293	1	407	505	-20
Emend	305	268	14	171	166	3	134	102	31
Intron A	143	155	-8	72	86	-16	71	70	2

Respiratory & Immunology
Singulair	4,018	3,638	10	2,579	2,381	8	1,439	1,257	14
Remicade	2,156	2,004	8				2,156	2,004	8
Nasonex	962	917	5	440	493	-11	521	424	23
Clarinex	492	486	1	146	155	-6	347	330	5
Arcoxia	321	284	13				321	284	13
Simponi	203	55	*				203	55	*
Asmanex	149	155	-4	134	148	-10	15	7	*
Proventil	117	155	-24	111	149	-26	7	6	15
Dulera	59	2	*	58	2	*	1		*

Vaccines
Gardasil	935	768	22	679	565	20	256	202	27
ProQuad, M-M-R II and Varivax	927	1,093	-15	865	1,033	-16	62	61	2
RotaTeq	457	350	31	360	290	24	96	60	61
Pneumovax	276	220	25	214	181	18	62	40	57
Zostavax	254	136	86	247	136	81	7		*

Women’s Health & Endocrine
Fosamax	644	692	-7	38	68	-45	606	623	-3
NuvaRing	455	414	10	267	255	4	188	159	19
Follistim AQ	404	389	4	121	127	-4	283	263	8
Implanon	220	165	34	92	62	48	128	103	25
Cerazette	199	160	24				199	160	24

Other Pharmaceutical (3)	2,567	2,834	-9	424	550	-23	2,144	2,284	-6

ANIMAL HEALTH	2,385	2,126	12	519	446	16	1,867	1,680	11

CONSUMER CARE (2)	1,479	1,442	3	986	981		493	460	7
Claritin OTC	419	423	-1	304	313	-3	115	109	5

Other Revenues (4)	1,355	1,499	-10	1,184	1,211	-2	172	288	-40
Astra	928	950	-2	928	950	-2

(1)	Only select products are shown.
(2)

In the first quarter of 2011, Merck changed the reporting for certain over-the-counter products. Sales of these products outside the United States were previously recorded in the Pharmaceutical business, and are now reported in the Consumer Care business. Prior period amounts have been recast on a comparative basis.

(3)

Includes Pharmaceutical products not individually shown above. Other Vaccine sales included in Other Pharmaceutical were $221 million and $207 million on a global basis for September YTD 2011 and 2010 respectively.

(4)	Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.
*	100% or over

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

Table 3c

	1Q11	2Q11	3Q11	Sep YTD 11	1Q10	2Q10	3Q10	Sep YTD 10	4Q10	Full Year	% Change 3Q	% Change YTD
TOTAL PHARMACEUTICAL	$9,820	$10,360	$10,354	$30,534	$9,665	$9,638	$9,523	$28,826	$10,441	$39,267	9	6

United States	3,907	4,088	4,515	12,511	4,072	4,026	4,265	12,364	4,384	16,748	6	1
% Pharmaceutical Sales	39.8%	39.5%	43.6%	41.0%	42.1%	41.8%	44.8%	42.9%	42.0%	42.7%

Europe (1)	2,587	2,827	2,588	8,002	2,810	2,631	2,342	7,782	2,677	10,459	11	3
% Pharmaceutical Sales	26.3%	27.3%	25.0%	26.2%	29.1%	27.3%	24.6%	27.0%	25.6%	26.6%

Japan	1,164	1,104	1,114	3,382	811	902	855	2,568	1,077	3,645	30	32
% Pharmaceutical Sales	11.8%	10.7%	10.8%	11.1%	8.4%	9.4%	9.0%	8.9%	10.3%	9.3%

Latin America	700	743	667	2,109	659	696	699	2,054	778	2,832	-5	3
% Pharmaceutical Sales	7.1%	7.2%	6.4%	6.9%	6.8%	7.2%	7.3%	7.1%	7.5%	7.2%

Asia Pacific	699	779	763	2,241	561	622	618	1,801	702	2,503	23	24
% Pharmaceutical Sales	7.1%	7.5%	7.4%	7.3%	5.8%	6.5%	6.5%	6.2%	6.7%	6.4%

China	187	206	220	613	133	159	145	437	173	611	52	40

Eastern Europe/Middle East Africa	358	369	371	1,097	375	395	353	1,123	393	1,516	5	-2
% Pharmaceutical Sales	3.6%	3.6%	3.6%	3.6%	3.9%	4.1%	3.7%	3.9%	3.8%	3.9%

Canada	360	399	285	1,044	337	328	374	1,039	364	1,403	-24	0
% Pharmaceutical Sales	3.7%	3.9%	2.8%	3.4%	3.5%	3.4%	3.9%	3.6%	3.5%	3.6%

Other	45	51	51	147	40	37	17	94	67	161	*	56
% Pharmaceutical Sales	0.5%	0.5%	0.5%	0.5%	0.4%	0.4%	0.2%	0.3%	0.6%	0.4%

*	100% or over
(1)	Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

EQUITY INCOME / JV SALES / OTHER (INCOME) EXPENSE - GAAP

THIRD QUARTER 2011

AMOUNTS IN MILLIONS

Table 4

EQUITY INCOME FROM AFFILIATES

	3Q11	3Q10	Sep YTD 2011	Sep YTD 2010
ASTRAZENECA LP	$141	$192	$318	$357
Other (1)	20	44	36	60

TOTAL	$161	$236	$354	$417

(1)

Primarily reflects results for Sanofi Pasteur MSD and Johnson & JohnsonºMerck Consumer Pharmaceuticals (“JJMCP”). In the third quarter of 2011, the company divested its interest in the JJMCP joint venture.

SANOFI PASTEUR MSD JOINT VENTURE SALES DETAIL

All sales reported here are end-market JV sales, presented on a “NET” basis.

	3Q11	3Q10	Sep YTD 2011	Sep YTD 2010
GARDASIL	$59	$79	$183	$244
FLU VACCINES	128	148	129	158
OTHER VIRAL VACCINES	29	20	77	66
ROTATEQ	12	8	32	33
HEPATITIS VACCINES	9	6	29	18
Other Vaccines	138	121	355	352

TOTAL SANOFI PASTEUR MSD SALES	$375	$382	$805	$871

OTHER (INCOME) EXPENSE, NET

	3Q11	3Q10	Sep YTD 2011	Sep YTD 2010
INTEREST INCOME	$(45)	$(23)	$(137)	$(57)
INTEREST EXPENSE	189	173	557	539
EXCHANGE LOSSES	59	8	102	84
Other, net (1)	(137)	950	287	429

TOTAL	$66	$1,108	$809	$995

(1)

Other, net in the first nine months of 2011 includes a charge of $500 million related to the resolution of the arbitration proceeding with Johnson & Johnson. Other, net in the third quarter and first nine months of 2010 reflects a $950 million legal reserve. Other, net in the first nine months of 2010 also includes $443 million of income recognized upon AstraZeneca’s asset option exercise.